                            UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                                Form 8-K

                             CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange
                               Act of 1934


            Date of Report (Date of Earliest Event Reported):

                              June 30, 1997


                       COMMISSION FILE NO. 0-25842

                    Pacific Gas Transmission Company
         (Exact name of registrant as specified in its charter)



           California                        94-1512922
 (State or other jurisdiction of   (I.R.S. employer Identification
  incorporation or organization)                No.)

2100 SW River Parkway, Portland,                97201
               OR                            (Zip code)
 (Address of principal executive
            offices)



       Registrant's telephone number, including area code:  (503) 833-4000

Item 2.        Disposition of Assets

      On June 30, 1997, Pacific Gas Transmission Company ("PGT") distributed all of the shares of PG&E Energy Trading Corporation ("Energy Trading") to PGT's sole shareholder PG&E Gas Transmission Corporation. The value of this distribution as reflected on PGT's financial statements as of June 30, 1997 was $49.3 million. PG&E Gas Transmission Corporation, in turn immediately thereafter, distributed these shares to its sole shareholder PG&E Corporation.

      During 1996, PGT acquired the gas marketing operations of Edisto Resources Corporation in the United States and Canada, known jointly as "Energy Source, Inc." which was subsequently renamed PG&E Energy Trading Corporation. Energy Trading is engaged in the purchase and resale of natural gas to a diversified customer base, primarily consisting of industrial and commercial companies, local distribution companies, and industry partners.

     The transfer of Energy Trading is in connection with PG&E Corporation's decision to reorganize certain aspects of its corporate structure and business lines.


Item 7.        Pro Forma Financial Information

     1. Pro Forma Condensed Consolidated Income Statements for the Year Ended December 31, 1996 (Unaudited) (Page 3)

     2. Pro Forma Condensed Consolidated Balance Sheets as of March 31, 1997 (Unaudited) (Page 4)

     3. Pro Forma Condensed Consolidated Income Statements for the Three Months Ended March 31, 1997 (Unaudited) (Page 5)

     4. Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited) (Page 6)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            PACIFIC GAS TRANSMISSION COMPANY
                         ------------------------------------
                                        (Registrant)



July 11, 1997            By:  /s/   STANLEY C. KARCZEWSKI
                              -----------------------------------
                         Name:   Stanley C. Karczewski
                         Title:  Vice  President  of  Finance  and  Controller
                                 and Chief Financial Officer

                    PACIFIC GAS TRANSMISSION COMPANY
             PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
                   FOR THE YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------
                         Historical    Disposition
                         Consolidated  of PG&E       Pro Forma    Pro Forma
                         Pacific Gas   Energy        Adjustments  Pacific Gas
                         Transmission  Trading       due to the   Transmission
                         Company       Corporation   Disposition  Company
(In Thousands)           Audited       Unaudited     Unaudited    Unaudited
OPERATING REVENUES:
Gas marketing             $  281,292   $ 281,292      $     -      $       -
Gas transportation           194,881          -             -         194,881
Gas transportation for
    PG&E                      37,726          -             -          37,726

Gas supply restructuring      32,120          -             -          32,120
    cost recovery
Other                            766          -             -             766
------------------------------------------------------------------------------
   Total operating           546,785     281,292            -         265,493
      revenues
------------------------------------------------------------------------------
OPERATING EXPENSES:
Gas marketing cost of sales  280,483     280,483            -              -
Gas supply restructuring
    costs                     32,120          -             -          32,120
Operations and maintenance    63,688         901            -          62,787
Depreciation and amortization 39,077         174            -          38,903
Property and other taxes       8,867          -             -           8,867
-------------------------------------------------------------------------------
   Total operating expenses  424,235     281,558            -         142,677
-------------------------------------------------------------------------------
OPERATING INCOME (LOSS)      122,550        (266)           -         122,816

OTHER INCOME AND (INCOME      (4,854)         57    (b)     35         (4,876)
    DEDUCTIONS)

INTEREST EXPENSE              45,662          35            -          45,627
------------------------------------------------------------------------------
INCOME (LOSS) BEFORE          72,034        (244)           35         72,313
    INCOME TAX EXPENSE
INCOME TAX EXPENSE            28,889          75            14         28,828
-------------------------------------------------------------------------------
NET INCOME                 $  43,145    $   (319)     $     21      $  43,485
==============================================================================

The accompanying Notes to Pro Forma Condensed Consolidated Financial Statements are an integral part of these statements.

                         PACIFIC GAS TRANSMISSION COMPANY
                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                              AS OF MARCH 31, 1997
                                   (UNAUDITED)
------------------------------------------------------------------------------
                             Historical    Disposition
                             Consolidated  of PG&E     Pro Forma   Pro Forma
                             Pacific Gas   Energy      Adjustments Pacific Gas
                             Transmission  Trading     Due to the  Transmission
(In Thousands)               Company       Corporation Disposition Company
----------------------------------------------------------------------------
              ASSETS
-----------------------------------------------------------------------------
PROPERTY PLANT & EQUIPMENT:
Property, plant and equipment $ 1,614,015  $   3,860   $     -    $ 1,610,155
Accumulated depreciation         (429,050)    (2,243)        -       (426,807)
------------------------------------------------------------------------------
   Total property, plant &
           equipment - net      1,184,965      1,617         -      1,183,348

------------------------------------------------------------------------------
CURRENT ASSETS:
Cash and cash equivalents          26,652     12,149         -         14,503
Assets from risk management        23,703     23,703         -             -
   activities
Accounts receivable from gas      342,167    342,167         -             -
   marketing
Accounts receivable - gas          19,929         -          -         19,929
   transportation
Allowance for uncollectible        (1,524)    (1,524)        -             -
   accounts
Other current assets               23,971      3,869  (a)10,244        30,346
------------------------------------------------------------------------------
   Total current assets           434,898    380,364     10,244        64,778
------------------------------------------------------------------------------
DEFERRED CHARGES:
Goodwill, net of amortization      27,403     27,403         -             -
Other deferred charges             64,845        566         -         64,279
------------------------------------------------------------------------------
   Total deferred charges          92,248     27,969         -         64,279
------------------------------------------------------------------------------
TOTAL ASSETS                  $ 1,712,111  $ 409,950   $ 10,244   $ 1,312,405
==============================================================================
Capitalization and Liabilities
------------------------------------------------------------------------------
CAPITALIZATION:
Common stock equity           $   519,815  $  56,257   $     -    $   463,558
Long-term debt                    649,671         -          -        649,671
------------------------------------------------------------------------------
   Total capitalization         1,169,486     56,257         -      1,113,229
------------------------------------------------------------------------------
CURRENT LIABILITIES:
Accounts payable from gas         336,684    336,684         -             -
   marketing
Other current liabilities          49,798     17,009  (a)10,244        43,033
------------------------------------------------------------------------------
   Total current liabilities      386,482    353,693     10,244        43,033
------------------------------------------------------------------------------
DEFERRED CREDITS:
Deferred income taxes             137,639         -          -        137,639
Other                              18,504         -          -         18,504
------------------------------------------------------------------------------
   Total deferred credits         156,143         -          -        156,143
------------------------------------------------------------------------------
TOTAL CAPITALIZATION AND      $ 1,712,111  $ 409,950   $ 10,244   $ 1,312,405
   LIABILITIES
==============================================================================

The accompanying Notes to Pro Forma Condensed Consolidated Financial Statements are an integral part of these statements.

                        Pacific Gas Transmission Company
                Pro Forma Condensed Consolidated Income Statements
                      For the Three Months Ended March 31, 1997
                                      (Unaudited)
-------------------------------------------------------------------------------
                          Historical    Disposition
                          Consolidated  of PG&E      Pro Forma    Pro Forma
                          Pacific Gas   Energy       Adjustments  Pacific Gas
                          Transmission  Trading      due to the   Transmission
                          Company       Corporation  Disposition  Company
-------------------------------------------------------------------------------
(In Thousands)
OPERATING REVENUES:
Gas marketing                 $ 922,479   $  922,479  $      -     $     -
Gas transportation               48,666           -          -       48,666
Gas transportation for PG&E      12,687           -          -       12,687
-------------------------------------------------------------------------------
   Total operating revenues     983,832      922,479         -       61,353
-------------------------------------------------------------------------------
OPERATING EXPENSES:
Gas marketing cost of sales     920,203      920,203         -           -
Operations and maintenance       20,001        2,657         -       17,344
Depreciation and amortization    10,930          600         -       10,330
Property and other taxes          3,068           -          -        3,068
-------------------------------------------------------------------------------
   Total operating expenses     954,202      923,460         -       30,742
-------------------------------------------------------------------------------
OPERATING INCOME (LOSS)          29,630         (981)        -       30,611

OTHER INCOME AND (INCOME           (247)         713  (b)   139        (821)
   DEDUCTIONS)

INTEREST EXPENSE                 12,255          274         -       11,981
-------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME      17,128         (542)       139      17,809
   TAX EXPENSE

INCOME TAX EXPENSE                8,157           37  (c)    54       8,174
--------------------------------------------------------------------------------
NET INCOME (LOSS)             $   8,971     $   (579)    $   85    $  9,635
===============================================================================

       The accompanying Notes to Pro Forma Condensed Consolidated Financial
              Statements are an integral part of these statements.

         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)

Note 1:     Basis of Presentation

      The accompanying unaudited pro forma condensed consolidated balance sheet reflects the financial position of Pacific Gas Transmission Company ("PGT" or the "Company") after giving effect to the disposition of PG&E Energy Trading Corporation ("Energy Trading") on June 30, 1997 and the related results as if it were consummated at March 31, 1997. The unaudited pro forma condensed consolidated income statements reflect the disposition of Energy Trading as if it had occurred as of the beginning of the periods presented.

      The unaudited pro forma condensed consolidated financial information has been prepared by the Company based upon assumptions deemed proper by the Company. This information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition only from June 30, 1997, the date of the disposition.

     The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and related notes of the Company.

      Pacific Gas Transmission Company - Represents the condensed consolidated balance sheet of the Company as of March 31, 1997 and the condensed consolidated income statements of the Company for (a) the year ended December 31, 1996 and
(b) for the three months ended March 31, 1997, condensed from the related statements as they appear in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 and the Company's 1996 Annual Report on Form 10-K.

      PG&E Energy Trading Corporation - Represents the condensed consolidated balance sheet of the Energy Trading (formerly Energy Source, Inc.) as of March 31, 1997 and the condensed consolidated income statements of Energy Trading for
(a) the year ended December 31, 1996 and (b) for the three months ended March 31, 1997, condensed from Energy Trading's financial statements as they were included in the Company's consolidated financial statements in its Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 and its 1996 Annual Report on Form 10-K. The Company's results for 1996 include Energy Trading's operations for the one month ended December 31, 1996, subsequent to the acquisition of Energy Source, Inc. effective November 30, 1996.

Note 2:       Pro Forma Adjustments

     Balance Sheet

     (a) Note and related interest receivable for note between PGT and Energy Trading previously eliminated during consolidation.

     Income Statement

     (b) Interest income related to the note between PGT and Energy Trading previously eliminated during consolidation.
     (c) Income taxes related to the interest income from the note between PGT and Energy Trading previously eliminated during consolidation.